Pro-Conscience Women's Equity Mutual Fund
                Supplement to Prospectus dated September 15, 1995

The disclosure under the caption "How to Invest in the Fund" and "How to Redeem an Investment in the Fund" in the Fund's prospectus dated September 15, 1995 is supplemented by the following information. Shareholders should review those portions of the prospectus for a complete discussion regarding purchases and redemptions of fund shares.

Effective March 8, 1996, Star Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202 will serve as Custodian of the Fund's assets and American Data Services, Inc., 24 West Carver St., Huntington, NY 11743 will serve as the Fund's Transfer and Shareholder Service Agent.

Shareholders should direct correspondence and inquiries as follows:

INVESTMENTS

BY MAIL: Initial and subsequent investments should be sent to Pro-Conscience Women's Equity Mutual Fund, P.O. Box 856, Cincinnati, OH 45264-0856.

BY WIRE: It is necessary to notify the Fund prior to each wire purchase. Wires sent without notifying the Fund will result in a delay of the effective date of your purchase.

Shareholders should instruct their bank to wire funds as follows:

Star Bank, N.A. Cinti/Trust
ABA #0420-0001-3
Attn:  Pro-Conscience Women's Equity Mutual Fund
DDA # 483898037
Account name (shareholder name)
Shareholder account number

BY COURIER: All investments sent by overnight or other courier services should be sent to Pro-Conscience Women's Equity Mutual Fund, c/o Star Bank, N.A., 425 Walnut Street, Mutual Fund Custody Dept. M.L. 6118, Cincinnati, OH 45202.

REDEMPTIONS:

DIRECT REDEMPTION: Requests for redemption of fund shares should be mailed to Pro-Conscience Women's Equity Mutual Fund, 24 West Carver St., Huntington, NY 11743.

TELEPHONE REDEMPTION: If you have completed the Redemption by Telephone portion of the Fund's account application you may redeem shares on any business day the New York Stock Exchange is open by calling the Transfer Agent at 1-800-385-7003 before 4:00 p.m. Eastern time.

All other shareholder account questions should be directed to 1-800-385-7003.

Investors who effect purchase or redemption transactions in shares of the Fund through a broker or agent may be charged a fee by that broker or agent.

The disclosure under the caption "Management of the Fund" in the Prospectus is revised as follows:

Effective March 8, 1996, Investment Company Administration Corporation ("ICAC") will act as the Fund's Administrative Manager under substantially the same terms and conditions as in the previous management agreement with Southampton Investment Management Company. ICAC and Southampton have the same officers, directors and employees. Under the current arrangement with Southampton, a monthly fee is paid at the annual rate of 0.25% of average net assets or $30,000, whichever is greater. Under the agreement with ICAC, a monthly fee will be paid by the Fund to ICAC at the following annual rate:

Average net assets of each Fund             Fee or fee rate
-------------------------------             ---------------
Under $15 million                           $30,000
$15 to $50 million                          0.20% of average net assets
$50 to $100 million                         0.15% of average net assets
$100 million to $150 million                0.10% of average net assets
Over $150 million                           0.05% of average net assets



March 8, 1996

                                 PRO-CONSCIENCE
                           WOMEN'S EQUITY MUTUAL FUND
                   Advancing gender equality in the workplace


                        850 Montgomery Street, Suite 100
                         San Francisco, California 94133
                                 (415) 296-9135
                                 (800) 424-2295

     The PRO-CONSCIENCE WOMEN'S EQUITY MUTUAL FUND (the "Fund") is a mutual fund with the investment objective of providing long-term capital appreciation by investing primarily in equity securities (common and preferred stocks). The Fund invests in securities of publicly traded companies that satisfy certain social responsibility criteria and that are proactive toward women's social and economic equality. Pro-Conscience Funds, Incorporated (the "Advisor"), serves as investment advisor to the Fund. United States Trust Company of Boston (the "Sub-Advisor") acts as Sub-Advisor to the Fund.

     This Prospectus sets forth basic information about the Fund that prospective investors should know before investing. It should be read and retained for future reference. The Fund is a series of Professionally Managed Portfolios. A Statement of Additional Information dated September 15, 1995, as may be amended from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available without charge upon request by calling (415) 296-9135 or (212) 633-9700.

                                TABLE OF CONTENTS

     Expense Table .......................................................     2
     Financial Highlights.................................................     3
     Objective, Investment Approach and Risk Factors......................     4
     Management of the Fund ..............................................     7
     Distribution Plan....................................................     7
     How To Invest in the Fund............................................     8
     How To Redeem an Investment in the Fund..............................     9
     Services Available to the Fund's Shareholders........................    11
     How the Fund's Per Share Value Is Determined.........................    11
     Distributions and Taxes..............................................    11
     General Information .................................................    12


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         Prospectus dated August 1, 1995
                           Revised September 15, 1995

                                  EXPENSE TABLE

     Expenses are one of several factors to consider when investing in the Fund. The purpose of the following fee table is to provide an understanding of the various costs and expenses which may be borne directly or indirectly by an investment in the Fund. Actual expenses may be more or less than those shown. For a more complete discussion of the expenses of the Fund, see "Management of the Fund."

     Shareholder Transaction Expenses
     Maximum Sales Load Imposed on Purchases............................    None
     Maximum Sales Load Imposed on Reinvested Dividends ................    None
     Deferred Sales Load ...............................................    None
     Redemption Fees....................................................    None
     Exchange Fee ......................................................    None

     Annual Fund Operating Expenses
       (As a percentage of average net assets)
     Management Fees....................................................   1.00%
     12b-1 Fees ........................................................   0.25%
     Other Expenses (after waiver) .....................................   0.25%
                                                                           ----
     Total Fund Operating Expenses (after waiver)*......................   1.50%
                                                                           ====

     *Total operating expenses are capped at 1.50% by agreement with the Advisor. In the absence of this limitation, the Fund's ratio of expenses to average net assets would have been 8.69% for the fiscal year ended March 31, 1995.

Example
     This table illustrates the net transaction and operating expenses that would be incurred by an investment in the Fund over different time periods assuming a $1,000 investment, a 5% annual return, and redemption at the end of:

     One year...........................................................     $15
     Three years........................................................     $47
     Five years.........................................................     $82
     Ten years..........................................................    $179

     The Example shown above should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. In addition, Federal regulations require the Example to assume a 5% annual return, but the Fund's actual return may be higher or lower. See "Management of the Fund."

     The PRO-CONSCIENCE WOMEN'S EQUITY MUTUAL FUND (the "Fund") is a diversified series of Professionally Managed Portfolios (the "Trust"), an open-end management investment company offering redeemable shares of beneficial interest. Shares are purchased and redeemed at their net asset value per share, without a sales charge. The minimum initial investment is $1,000, with subsequent minimum investments of $100 or more, except that the minimum initial investment for Individual Retirement Accounts is $500. Under the Fund's Distribution (Rule 12b-1) Plan, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers.

                              FINANCIAL HIGHLIGHTS
                  For a share outstanding throughout the period

     The following information has been audited by Tait, Weller & Baker, independent accountants, whose unqualified report covering the indicated periods is included in the Statement of Additional Information. This information should be read in conjunction with the financial statements and accompanying notes thereto which are incorporated by reference from the Statement of Additional Information. Further information about the Fund's performance may be included in its annual report to shareholders, which may be obtained without charge by writing or calling the address or telephone number on the Prospectus cover page.

--------------------------------------------------------------------------------
                                                                      October 1,
                                                                       1993*
                                                         Year Ended   through
                                                          March 31,   March 31,
                                                             1995       1994
--------------------------------------------------------------------------------
Net Asset value, beginning period ......................   $ 10.46    $ 10.00
Income from investment operations:
  Net investment income (loss) .........................       .36       (.01)
  Net realized and unrealized gain (loss) on investments      (.28)       .47
                                                           -------    -------
Total from investment operations .......................       .08        .46
                                                           -------    -------
Less distributions:
  Dividends from net investment income .................      (.02)       .00
  Distributions from net capital gains .................      (.59)       .00
                                                           -------    -------
Total distributions ....................................      (.61)       .00
                                                           -------    -------
Net asset value, end of period .........................   $  9.93    $ 10.46
                                                           =======    =======

Total return ...........................................      0.97%      9.23%+

Ratios/supplemental data:
Net assets, end of period (millions) ...................   $  1.50    $  0.60
Ratios of expenses to average net assets:
  Before expense reimbursement .........................      8.69%     21.93%+
  After expense reimbursement ..........................      1.50%      1.50%+
Ratios of net investment loss to average net assets:
  Before expense reimbursement .........................     (1.97%)   (20.74)%+
  After expense reimbursement ..........................      5.22%      (.31)%+

Portfolio turnover rate ................................    705.88%    139.26%

* Commencement of operations.

+ Annualized.

                 OBJECTIVE, INVESTMENT APPROACH AND RISK FACTORS

     The investment objective of the Fund is to provide long-term capital appreciation by investing primarily in equity securities (common and preferred stocks) in a manner consistent with preservation of the Fund's assets. There is, of course, no assurance that the Fund's objective will be achieved. The Fund will invest in securities of publicly traded companies that satisfy certain social responsibility criteria and that are proactive toward women's social and economic equality. Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of companies believed to have these characteristics.

     An investment in the Fund, as is the case with regard to all mutual funds, involves certain risk factors. Because prices of equity and other securities fluctuate, the value of an investment in the Fund will vary, as the market value of its investment portfolio changes.

     The Fund is diversified, which under applicable federal law means that as to 75% of its total assets, no more than 5% may be invested in the securities of a single issuer and that no more than 10% of its total assets may be invested in the voting securities of any such issuer.

Investment Approach

      The Fund seeks long term capital appreciation. The amount of income generated by a stock will not be an important consideration in seeking to purchase or retain it. The portfolio will normally be fully invested in stocks, except for liquidity needs.

      The expected returns and risks of different sectors of the equity market change over time. The ability to evaluate and determine the relative attractiveness of these sectors is advantageous in controlling risk and achieving attractive returns. In determining the sector allocation of the Fund, the Fund's Advisor and Sub-Advisor consider different likely outcomes for inflation, profits, employment, the dollar and other macroeconomic variables together with the prices of stocks in various sectors to determine which sectors combined are expected to maximize returns while controlling portfolio risk. This may involve substantial changes in industry weightings as economic conditions and asset prices change. Within each industry sector, the Fund seeks stocks with the best value to price relationships by assessing each company's financial strength, examining each firm's business strategy and employing quantitative measures such as dividend discount models.

      The Fund may purchase both common and preferred stocks. Within different industries, individual stock selection is based upon analysis of the company's fundamental characteristics including financial strength, response to industry and economy-wide changes, and price and cost trends. The Fund seeks to purchase companies with sound competitive positions and strategies. Although companies with varying fundamental characteristics may be purchased to achieve diversification, emphasis is given to companies with above-average earnings growth, sustained profitability, and above-average return on invested capital.

      Company management is also evaluated based on multiple measures of social responsibility. The Fund's Sub-Advisor, which is recognized as one of the premier firms in the business of managing investment portfolios subject to socially responsive investment criteria, with the oversight and assistance of the Advisor, will provide the social screening for the portfolio as well as the investment management. The investment universe is screened for policies toward women's social and economic equality. The Advisor and Sub-Advisor look for companies that exhibit some or all of the following socially responsible characteristics:

      o  promotes  women  to  top  executive   positions  and  compensates  them
         accordingly

      o  has a high percentage of women directors on the board

      o  has strong support from senior executives for workplace quality

      o provides career development and training programs for women employees including mentoring and company-sponsored women networking groups

      o  monitors hiring and promotion activity closely

      o  offers programs addressing work/family concerns

      o  uses women-owned companies as vendors and service providers

      o presents positive images of women in their advertising, promotion, and marketing

      o is accountable to employees, investors, and the communities in which it operates

      The following characteristics are viewed negatively by the Advisor when selecting potential investments:

      o  has patterns of Equal Employment Opportunity Act violations

      o  promotes sexist stereotypes in the workplace or in their advertising

      o  markets products that adversely affect women

      o  unwillingness to engage in dialogue concerning women's issues

      The Advisor also considers investing in companies that exhibit some or all of the following characteristics:

      o  sensitive to minority issues

      o  exhibit fair employee relations

      o  provide high quality products or services

      o  sensitive to environmental concerns

Fixed Income Securities

      Bond investments made by the Fund normally are those which are considered investment grade, including bonds which are direct or indirect obligations of the U.S. government, or which at the date of investment are rated Baa or better by Moody's Investor Services ("Moody's") or BBB or better by Standard & Poor's ("S&P") or of comparable quality as determined by the Fund. Bonds rated Baa or BBB are considered medium grade obligations with speculative characteristics and are more susceptible to changing market conditions.

      Money market instruments selected for investment include high grade, short-term obligations, including those of the U.S. government, its agencies and instrumentalities. U.S. dollar-denominated certificates of deposit, time deposits and bankers' acceptances of U.S. banks, generally banks with assets in excess of $1 billion, repurchase agreements with recognized dealers and banks and commercial paper (including participation interests in loans extended by banks to issuers of commercial paper) that at the date of investment is rated A-1 by S&P or P-1 by Moody's, or, if unrated, of comparable quality as determined by the Advisor.

Repurchase Agreements

     The Fund may enter into repurchase agreements in order to earn additional income on available cash, or as a defensive investment in periods when the Fund is invested primarily in short-term maturities. A repurchase agreement is a short-term investment in which the purchaser (that is, the Fund) acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation and the most creditworthy registered securities dealers pursuant to procedures adopted and regularly reviewed by the Trust's Board of Trustees. The Advisor monitors the creditworthiness of the banks and securities dealers with whom the Fund engages in repurchase transactions.

Foreign Securities

     The Fund may invest up to 20% of its assets in securities of foreign issuers or in American Depository Receipts of such issuers. Such investments may involve risks that are in addition to the usual risks inherent in domestic investments.

     There may be less publicly available information about these issuers than is available about companies in the U.S., and foreign auditing requirements may not be comparable to those in the U.S. In addition, the value of the foreign securities may be adversely affected by movements in the exchange rates between foreign currencies and the U.S. dollar, as well as other political and economic developments, including the possibility of expropriation, confiscatory taxation, exchange controls or other foreign governmental restrictions. Dividends and interest on foreign securities may be subject to foreign withholding taxes. The Fund may also invest without limit in securities of foreign issuers which are listed and traded on a domestic national securities exchange.

      In connection with its foreign investments, the Fund may engage in currency exchange transactions by means of buying or selling foreign currency on a spot basis, entering into foreign currency forward contracts, buying and selling foreign currency options, futures and options on futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into foreign currency exchange transactions. See the Statement of Additional Information for further information regarding characteristics of and risks involved in the use of foreign currency contracts.

Portfolio Turnover

     The annual rate of portfolio turnover is expected to be below 50% under normal market conditions. In general, the Advisor does not consider the rate of portfolio turnover to be a limiting factor in determining when or whether to purchase or sell securities in order to achieve the Fund's objective. The Fund's high portfolio turnover rate in the fiscal year ended March 31, 1995, was due to the market outlook and related trading strategy of its former portfolio manager.

Investment Restrictions

     The Fund has adopted certain investment restrictions, which are described fully in the Statement of Additional Information. Certain of these restrictions are fundamental and may be changed only by a majority vote of the Fund's outstanding shares.

                             MANAGEMENT OF THE FUND

     The Board of  Trustees of the Trust  establishes  the Fund's  policies  and supervises  and reviews the management of the Fund. The

Fund's Advisor is Pro-Conscience Funds, Incorporated, a California corporation organized in 1993, which is located at 850 Montgomery Street, Suite 100, San Francisco, California 94133. The Advisor develops the Fund's investment policy, including guidelines and social criteria for screening companies for their policies on behalf of women, oversees the management of the Fund's investments, furnishes the Fund with office space and certain administrative services and provides most of the personnel needed by the Fund. As compensation, the Fund pays the Advisor a monthly management fee (accrued daily) based on the average daily net assets of the Fund at the rate of 1.00% annually.

      United States Trust Company of Boston is the Sub-Advisor to the Fund. The Sub-Advisor together with the Advisor is responsible for formulating and implementing the Fund's investment program. The Sub-Advisor is a Massachusetts-chartered banking and trust company and is a wholly-owned subsidiary of UST Corporation, a Massachusetts bank holding company. It is located at 40 Court Street, Boston, MA 02108. The Sub-Advisor has approximately $3.1 billion of assets under management. The Trust Department of the Sub-Advisor has managed funds as a fiduciary since 1895. Ms. Cheryl Smith, Vice President of the Sub-Advisor, is the Fund's portfolio manager. Ms. Smith is a Chartered Financial Analyst and a member of the Boston Security Analysis Society. Neither the Sub-Advisor nor UST Corporation is affiliated with United States Trust Company of New York. For its services, the Sub-Advisor receives a Sub-Advisory fee from the Advisor at the rate of 0.25% of the Fund's average net assets annually.

     Southampton Investment Management Company (the "Manager") acts as the Fund's Manager under a Management Agreement. Under that agreement, the Manager prepares various federal and state regulatory filings, reports and returns for the Fund, prepares reports and materials to be supplied to the trustees, monitors the activities of the Fund's custodian, transfer agent and accountants, and coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Manager receives an annual fee equal to the greater of 0.25% of the Fund's average daily net assets or $30,000.

     The Fund is responsible for its own operating expenses including, but not limited to, advisory and management fees, custody and transfer agent fees, legal and auditing expenses, federal and state registration fees and Trustees' fees. The Advisor has undertaken to reduce its fees or reimburse the Fund for its annual operating expenses that exceed 1.5% of the Fund's average daily net assets. Brokerage commissions for securities transactions of the Fund are not included in the expenses subject to this 1.5% cap. The Advisor also may reimburse additional amounts to the Fund at any time in order to reduce the Fund's expenses, or to the extent required by applicable securities laws. To the extent the Advisor performs a service for which the Fund is obligated to pay, the Fund shall reimburse the Advisor for its costs incurred in rendering such service.

     The Advisor considers a number of factors in determining which brokers or dealers to use for the Fund's portfolio transactions. While these are more fully discussed in the Statement of Additional Information, the factors include, but are not limited to, the reasonableness of commissions, quality of services and execution and the availability of research that the Advisor may lawfully and appropriately use in its investment management and advisory capacities. The Advisor may also consider the sale of Fund shares as a factor in selecting broker-dealers for the Fund's portfolio transactions provided that the Fund receives prompt execution at competitive prices.

                                DISTRIBUTION PLAN

      The Fund has adopted a distribution plan pursuant to Rule 12b-1. The Plan provides that the Fund may pay distribution and related expenses of up to an annual rate of 0.25% of the Fund's average net assets to the Advisor as distribution coordinator. Expenses permitted to be paid by the Fund under its Plan include: preparation, printing and mailing of prospectuses; shareholder reports such as semiannual and annual reports, performance reports and newsletters; sales literature and other promotional material to prospective investors; direct mail solicitation; advertising; public relations; compensation of sales personnel, advisors or other third parties for their assistance with respect to the distribution of the Fund's shares; payments to financial intermediaries for shareholder support; administrative and accounting services with respect to the shareholders of the Fund; and such other expenses as may be approved from time to time by the Board of Trustees.

      The Rule 12b-1 Distribution Plan allows excess distribution expenses to be carried forward by the Advisor, as distribution coordinator, and resubmitted in a subsequent fiscal year provided that (i) distribution expenses cannot be carried forward for more than three years following initial submission; (ii) the Board of Trustees has made a determination at the time of initial submission that the distribution expenses are appropriate to be carried forward; and (iii) the Board of Trustees makes a further determination, at the time any distribution expenses which have been carried forward are resubmitted for payment, to the effect that payment at the time is appropriate, consistent with the objectives of the Plan and in the current best interests of shareholders.

                            HOW TO INVEST IN THE FUND

     The minimum initial investment is $1,000, except that the minimum for Individual Retirement Accounts is $500. Subsequent investments must be at least $100. See "Services Available to the Fund's Shareholders." First Fund Distributors, Inc. (the "Distributor"), acts as Distributor of the Fund's shares. The Distributor may, at its discretion, waive the minimum investment requirements. The Advisor, in its discretion, may pay finder's fees or brokerage commissions at its own expense.

     Investors may purchase shares of the Fund by check or wire:

By Check:

     Initial Investment. Complete the Fund's Account Application (included with this Prospectus). Make your check payable to "Pro-Conscience Women's Equity Mutual Fund." Mail or deliver the completed Account Application and your check to the Fund's Transfer Agent:

     The Provident Bank
     Mutual Fund Services
     P.O. Box 14967
     Cincinnati, OH 45250-0967

Subsequent Investments.

     Detach and complete the stub attached to your account statement. Make your check payable to "Pro-Conscience Women's Equity Mutual Fund." Write your shareholder account number on the check. Mail or deliver the check and reinvestment form to the Provident Bank in the envelope provided or send to the Bank at the address indicated above.

By Wire:

     Initial Investment. Before wiring funds, call the Transfer Agent at (800) 424-2295 to advise the Transfer Agent that you intend to make an initial investment by wire and to receive an account number. Provide the Transfer Agent with your name, and the dollar amount to be invested.
     Complete the Fund's Account Application (included with this Prospectus). Be sure to include the date and the order confirmation number. Mail or deliver the completed Application to the appropriate address shown at the top of the Account Application.

     Request your bank to transmit immediately available funds by wire for purchase of shares in your name to the Fund's Custodian, as follows:

     The Provident Bank
     Attn: Mutual Fund Services
     ABA Routing Number: 042-000-424
     for further credit to Pro-Conscience Women's Equity Mutual Fund Account Number [Name of Shareholder]

     Subsequent Investments. Instruct your bank to wire funds as indicated above. It is not necessary to contact the Transfer Agent prior to making subsequent investments by wire. It is essential that complete information regarding your account be included in all wire instructions in order to facilitate prompt and accurate handling of investments. Investors may obtain further information about remitting funds in this manner from the Transfer Agent, and any fees that may be imposed by their own banks.

General

     Investors will not be permitted to redeem any shares purchased with an initial investment made by wire until one business day after the completed Account Application is received by the Fund. All investments must be made in U.S. dollars and, to avoid fees and delays, checks should be drawn only on U.S. banks and should not be made by third party check. A charge may be imposed if any check used for investment does not clear. The Fund and the Distributor reserve the right to reject any purchase order in whole or in part.

     If an order, together with payment in proper form, is received by the Transfer Agent by the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), Fund shares will be purchased at the offering price determined as of the close of trading on that day. Otherwise, Fund shares will be purchased at the offering price determined as of the close of trading on the New York Stock Exchange on the next business day.

     Federal tax regulations require that investors provide a certified Taxpayer Identification Number and certain other required certifications upon opening or reopening an account in order to avoid backup withholding of taxes at the rate of 31% on taxable distributions and proceeds of redemptions. See the Fund's Account Application for further information concerning this requirement.

     The Fund does not issue share certificates. All shares are held in non-certificated form registered on the books of the Fund and the Fund's Transfer Agent for the account of the shareholder.

                     HOW TO REDEEM AN INVESTMENT IN THE FUND

     Shareholders have the right to have the Fund redeem all or any portion of their outstanding shares at their current net asset value on each day the New York Stock Exchange is open for trading. The redemption price is the net asset value per share next determined after the shares are validly tendered for redemption.

Direct Redemption

     A written request for redemption must be received by the Fund's Transfer Agent in order to constitute a valid tender for redemption. To protect the Fund and its shareholders, a signature guarantee is required for certain transactions, including redemptions. Signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as defined in the federal securities laws; these institutions include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

Telephone Redemption

     Shareholders who complete the Telephone Privileges Authorization portion of the Fund's Account Application may redeem shares on any business day the New
York Stock Exchange is open by calling the Fund's Transfer Agent at (800) 424-2295 before 4:00 p.m. Eastern time. Redemption proceeds will be mailed or wired at the shareholder's direction the next business day to the predesignated account. The minimum amount that may be wired is $1,000 (wire charges, if any, will be deducted from redemption proceeds).

     By establishing telephone redemption privileges, a shareholder authorizes the Fund and its Transfer Agent to act upon the instruction of any person by telephone to redeem from the account for which such service has been authorized and transfer the proceeds to the bank account designated in the Authorization. The Fund and Transfer Agent will use procedures to confirm that redemption instructions received by telephone are genuine, including recording of telephone instructions and requiring a form of personal identification before acting on such instructions. Neither the Fund nor the Transfer Agent will be liable for any loss, expense, or cost arising out of any telephone redemption or exchange request, including any fraudulent or unauthorized requests that are reasonably believed to be genuine, provided that such procedures are followed. The Fund may change, modify, or terminate these privileges at any time upon at least 60 days' notice to shareholders.

     Shareholders may request telephone redemption after an account is opened; however, the authorization form will require a separate signature guarantee. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity.

General

     Payment of the redemption proceeds will be made promptly, but not later than seven days after the receipt of all documents in proper form, including a written redemption order with appropriate signature guarantee in cases where telephone redemption privileges are not being utilized. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission. In the case of shares purchased by check and redeemed shortly after purchase, the Fund will not mail redemption proceeds until it has been notified that the check used for the purchase has been collected, which may take up to 15 days from the purchase date. To minimize or avoid such delay, investors may purchase shares by certified check or federal funds wire. A redemption may result in recognition of a gain or loss for federal income tax purposes.

     Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account, other than retirement plan or Uniform Gifts/Transfers to Minors Acts accounts, if at any time, due to redemptions by the shareholder, the total value of a shareholder's account does not equal at least $1,000. If the Fund determines to make such an involuntary redemption, shareholders will first be notified that the value of their account is less than $1,000 and will be allowed 30 days to make an additional investment to bring the value of their account to at least $1,000 before the Fund takes any action.

                  SERVICES AVAILABLE TO THE FUND'S SHAREHOLDERS

Retirement Plans

     The Fund offers a prototype Individual Retirement Account ("IRA") plan and information is available from the Distributor or from your securities dealer with respect to Keogh, Section 403(b) and other retirement plans offered. Investors should consult a tax adviser before establishing any retirement plan.

Check-A-Matic Plan

     For the convenience of shareholders, the Fund offers a preauthorized check service under which a check is automatically drawn on the shareholder's personal checking account each month for a predetermined amount (but not less than $100). Upon receipt of the check, the Fund automatically invests the money in additional shares of the Fund at the current offering price. Applications for this service are available from the Distributor. There is no charge by the Fund for this service. The Distributor may terminate or modify this privilege at any time, and shareholders may terminate their participation by notifying the Transfer Agent in writing.

Systematic Withdrawal Program

     As another convenience, the Fund offers a Systematic Withdrawal Program whereby shareholders may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. A shareholder's account must have Fund shares with a value of at least $10,000 in order to start a Systematic Withdrawal Program, and the minimum amount that may be withdrawn each month or quarter under the Systematic Withdrawal Program is $100. This Program may be terminated or modified by a shareholder or the Fund at any time without charge or penalty.

     A withdrawal under the Systematic Withdrawal Program involves a redemption of shares, and may result in recognition of a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to the shareholder's account, the account ultimately may be depleted.

                  HOW THE FUND'S PER SHARE VALUE IS DETERMINED

     The net asset value of a Fund share is determined once daily as of the close of public trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated by dividing the value of the Fund's total assets, less its liabilities, by the number of Fund shares outstanding.

     Portfolio securities are valued using current market values, if available. Securities for which market quotations are not readily available are valued at fair values as determined in good faith by or under the supervision of the Trust's officers in accordance with methods which are specifically authorized by the Board of Trustees. Short-term obligations with remaining maturities of sixty days or less are valued at amortized cost as reflecting fair value.

                             DISTRIBUTIONS AND TAXES

Dividends and Distributions

     Dividends from net investment income are declared and paid at least annually, typically at the end of the Fund's fiscal year (March 31). Any undistributed net capital gains realized during the Fund's fiscal year will also be distributed to shareholders after the end of the year, with a supplemental distribution on or about December 31 of any undistributed net investment income as well as any additional undistributed capital gains earned during the 12-month period ended each October 31.

     Dividends and capital gain distributions (net of any required tax withholding) are automatically reinvested in additional shares of the Fund at the net asset value per share on the reinvestment date unless the shareholder has previously requested in writing to the Transfer Agent that payment be made in cash.

     Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the reinvestment date by the amount of the dividend or distribution. Investors should note that a dividend or distribution paid on shares purchased shortly before such dividend or distribution was declared will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of capital to the shareholder.

Taxes

     The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As long as the fund continues to qualify, and as long as the Fund distributes all of its income each year to the shareholders, the Fund will not be subject to any federal income or excise taxes. During the fiscal year ended March 31, 1995, the Fund did not qualify as a regulated investment company under the Code, and the Advisor paid applicable federal and state taxes in the amount of $3,700. Distributions made by the Fund will be taxable to shareholders whether received in shares (through dividend reinvestment) or in cash. Distributions derived from net investment income, including net short-term capital gains, are taxable to shareholders as ordinary income. A portion of these distributions may qualify for the dividends-received deduction available to corporate shareholders. Distributions designated as capital gain dividends are taxable as long-term capital gains regardless of the length of time shares of the Fund have been held. Although distributions are generally taxable when received, certain distributions made in January are taxable as if received the prior December. Shareholders will be informed annually of the amount and nature of the Fund's distributions.

     Additional  information  about  taxes  is set  forth  in the  Statement  of
Additional   Information.   Shareholders   should  consult  their  own  advisers
concerning federal, state and local taxation of distributions from the Fund.

                               GENERAL INFORMATION

The Trust

     The Trust was organized as a Massachusetts business trust on February 17, 1987. The Agreement and Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board of Trustees may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. The fiscal year end of the Fund is March 31.

Shareholder Rights

     Shares issued by the Fund have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (for example, approval of the Management Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (for example, election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust for the purpose of electing or removing Trustees.

Performance Information

     From time to time, the Fund may publish its total return in advertisements and communications to investors. Total return information will include the
Fund's average annual compounded rate of return over the most recent four calendar quarters and over the period from the Fund's commencement of operations. The Fund may also advertise aggregate and average total return information over different periods of time. The Fund's total return will be based upon the value of the shares acquired through a hypothetical $1,000 investment at the beginning of the specified period and the net asset value of such shares at the end of the period, assuming reinvestment of all distributions. Total return figures will reflect all recurring charges against Fund income. Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any prior period should not be considered as a representation of what an investor's total return may be in any future period.

Shareholder Inquiries

     Shareholder inquiries should be directed to the Fund at the number shown on the cover of the Prospectus.

                                     Advisor

                        Pro-Conscience Funds Incorporated
                        850 Montgomery Street, Suite 100
                         San Francisco, California 94133
                                 (415) 296-9135

                                        o

                                   Distributor
                                      place
                          First Fund Distributors, Inc.
                      4455 E. Camelback Road, Suite 261-E
                             Phoenix, Arizona 85018

                                        o

                          Custodian and Transfer Agent

                               The Provident Bank
                             One East Fourth Street
                             Cincinnati, Ohio 45202

                                        o

                                    Auditors

                              Tait, Weller & Baker
                               2 Penn Center Plaza
                        Philadelphia, Pennsylvania 19102

                                        o

                                  Legal Counsel

                        Heller, Ehrman, White & McAuliffe
                                 333 Bush Street
                         San Francisco, California 94104





                                 PRO-CONSCIENCE

                                     [LOGO]






                           WOMEN'S EQUITY MUTUAL FUND
                       Advancing gender equity in the work



                                 August 1, 1995
                           Revised September 15, 1995


                        850 Montgomery Street, Suite 100
                         San Francisco, California 94133
                                 (415) 296-9135
                                 (800) 424-2295